Fourth Quarter 2024 Earnings Conference Call January 24, 2025

2 Forward Looking Statements & Non-GAAP Measures This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers or branch sales (including the sale of our Florida banking operations and the acquisition of Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the changing impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of changes in interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) the economic impacts on the Company and its customers of climate change, natural disasters and exceptional weather occurrences, such as tornadoes, floods and blizzards; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including changes in interpretation or prioritization, and any changes in response to the failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by type of borrower, collateral, geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation or other legal proceedings and regulatory actions; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) new or revised accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our or our third-party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools, or as a result of insider fraud; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the products produced by our borrowers; (24) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company's cost of funds; (25) the concentration of large deposits from certain clients, including those who have balances above current FDIC insurance limits; (26) changes in business and economic conditions generally and in the financial services industry, and the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in prior bank failures; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, adjusted earnings, and adjusted earnings per share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Financial Highlights Total assets $ 6,236.3 (4.8) % (3.0) % Total loans held for investment, net 4,315.6 (0.3) 4.6 Total deposits 5,478.0 2.0 1.5 Balance Sheet Equity to assets ratio 8.97% 39 bps 81 bps Tangible common equity ratio(1) 7.57 35 67 CET1 risk-based capital ratio 10.73 82 114 Total risk-based capital ratio 14.07 111 154 Loans to deposits ratio 78.78 (185) 229 Capital and Liquidity Net interest margin, tax equivalent(1) 3.43% 92 bps 121 bps Cost of total deposits 1.99 (15) 1 Return on average assets 1.03 681 86 Efficiency ratio(1) 59.06 (1,126) (1,110) Diluted EPS $ 0.78 100% 359 % Adjusted EPS(1) 0.77 33 67 Profitability Nonperforming loans ratio 0.51% 0 bps (13) bps Nonperforming assets ratio 0.40 1 (7) Net charge-off ratio 0.06 (10) (14) Allowance for credit losses ratio 1.28 3 3 Credit Risk Profile 4Q24 Financial Highlights(2) (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section. (2) Note: Financial metrics as of or for the quarter ended December 31, 2024. Change vs. Dollars in millions, except per share amounts 4Q24 3Q24 4Q23

4 Company Focus MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving Operational Effectiveness and Efficiency • Top WorkplaceTM award-winning culture since 2013(1) • Sharpened results focus with voice of customer and financial metrics driving employee reward and recognition. • Larger bank offerings delivered via local bank personalization • Established distribution network generates reach and stability with strong retention ◦ 79% loan-to-deposit ratio and $29K average account size • Focused on recruiting exceptional talent including team lift outs • Segmentation model targeting high-single-digit loan growth and double- digit wealth fee income growth • Talent and technology expansion of Treasury Management platform • Expertise powered vehicles: C&I, CRE, Public Finance, SBA and Agri- Business • Targeted recruitment for vertical expansion including deposit and capital finance • Benchmark-driven expense discipline • Technology roadmap including expanded digital capabilities, operational efficiency through automation and sophisticated data use cases (1)Source: https://topworkplaces.com

5 2024 Significant Accomplishments Strategic Plan Updates Geographic Realignment Sale of Florida branches (7.5% deposit premium) and acquisition of Bank of Denver in first half of 2024 Talent Transformation Robust talent acquisition strategy installing senior leaders, product management, IT resources and revenue producers across target markets ☑ Operational Efficiency Completed a common equity raise during the third quarter of 2024, with proceeds used to support a balance sheet repositioning executed early in the fourth quarter of 2024. ☑ Commercial Banking & Wealth Commercial loan growth of 5% for the full year of 2024 Continued momentum in Wealth Management, with year-over-year revenue growth of 16% ☑ Strong Core Local Banking Model & Specialty Business Lines Momentum in noninterest bearing deposits, with growth for the second consecutive quarter (as of Q4.24) SBA gain on sale year-over-year revenue growth of 400% ☑☑

6 Diversified and Granular Loan Portfolio Loans Held for Investment Agricultural, 3% C&I, 26% Construction & Development, 7% Farmland, 4% Multifamily, 10% CRE-Other, 33% Residential Real Estate, 15% Consumer, 2% $4.32 billion 5.86% Yield(4) <$795K Avg. Commercial Loan Size(1) Financial Information as of December 31, 2024. (1)Average net nonaccrual active principal balance of the commercial loan portfolio. (2) Commercial loan net active principal balances reported in millions ($). (3) Excludes $184 million net active principal balance as of December 31, 2024 for the commercial loans acquired in Denver Bankshares, Inc. acquisition. (4) Non-GAAP Measure. See the Non-GAAP measures section for a reconciliation of the most directly comparable GAAP measure. $1,132 $1,155 $658 Iowa Metro Twin Cities Denver LTM Commercial Loan Growth in Targeted Regions(2) +11% +$109 million +8% +$83 million +11% +$47 million(3)

7 Credit Risk Profile $ m ill io ns Nonperforming Assets $30.3 $33.2 $31.2 $25.5 $25.2 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 $ m ill io ns Net Charge-Offs $2.1 $0.2 $0.5 $1.7 $0.7 4Q23 1Q24 2Q24 3Q24 4Q24 Credit Quality Metrics $ millions 4Q23 1Q24 2Q24 3Q24 4Q24 Nonperforming assets ratio 0.47% 0.49% 0.47% 0.39% 0.40 % Classified loans ratio 4.07% 3.71% 3.48% 3.11% 2.57 % Net charge-off ratio 0.20% 0.02% 0.05% 0.16% 0.06 % Loans greater than 30 days past due and accruing $ 10.8 $ 8.8 $ 9.4 $ 11.9 $ 9.4 Allowance for credit losses ratio 1.25% 1.27% 1.26% 1.25% 1.28%

8 Commercial Real Estate 3.3% 96.7% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office December 31, 2024 $ millions 4Q24 3Q24 Construction & Development $ 324.9 $ 386.9 Farmland 182.5 182.2 Multifamily 423.2 409.5 CRE Other: NOO CRE Office 144.6 154.7 OO CRE Office 74.2 84.6 Industrial and Warehouse 424.5 403.5 Retail 289.1 282.4 Hotel 131.2 111.7 Other 350.5 316.6 Total Commercial Real Estate $ 2,344.7 $ 2,332.1 Commercial Real Estate Portfolio(2) December 31, 2024 Portfolio Highlights December 31, 2024 Average NOO CRE Office outstanding principal ($ millions) $ 1.4 CRE Concentration (% of Total Capital): 4Q24 3Q24 Regulatory Threshold Construction, land development and other land 46% 56% 100 % Total CRE loans(1) 224% 232% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the amortized cost of the CRE portfolio.

9 Focusing on Growth in Wealth Management $2.44 $2.74 $2.73 $3.01 $3.15 2020 2021 2022 2023 2024 $— $1.00 $2.00 $3.00 $4.00 Investment Services and Private Wealth Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $9.6 $11.7 $11.2 $12.2 $14.2 $3.2 $4.2 $3.9 $3.8 $4.7 $6.4 $7.5 $7.3 $8.4 $9.5 Investment Services Private Wealth 2020 2021 2022 2023 2024 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration Private Banking • Right-size book of business with consistent eligibility • Launched new concierge support • Built a sophisticated product set • Added a new Senior Private Banker in Des Moines and Denver during 2024 Private Wealth • Enhance planning with a single platform across Private Wealth and Investment Services • Reviewing platform options to dramatically enhance investment offering in the first quarter of 2025 • Increase focus on thought leadership • Enhance fee opportunities with fiduciary services and proprietary investments Investment Services • Added an advisor in Twin Cities during 2024, adding an advisor in Denver in 2025 • Focus on building recurring revenue through fee-based business • Focused on growth in advisory assets, which increased $12.5 million in 2024

10 Financial Performance

11 Balance Sheet 4Q24 vs. 3Q24 4Q24 vs. 4Q23 Period end balances, $ millions 4Q24 $ Change % Change $ Change % Change Loans $4,315.6 $(13.1) — % $188.7 5 % Investment securities $1,328.4 $(294.7) (18) % $(541.9) (29) % Interest earning deposits in banks $133.1 $3.4 3% $127.6 n/m Deposits $5,478.0 $109.3 2% $82.3 2 % Borrowed funds $116.6 $(409.1) (78) % $(307.0) (72) % Shareholders' equity $559.7 $(2.5) — % $35.3 7% 4Q24 4Q24 Period end 4Q24 3Q24 vs. 3Q24 4Q23 vs. 4Q23 Tangible book value per share(1) $22.37 $22.43 — % $27.90 (20) % Common equity Tier 1 capital ratio 10.73% 9.91% 82 bps 9.59% 114 bps AOCI $(72.8) $(58.8) (24) % $(64.9) (12) % Return on average tangible equity(1) 14.80% (82.78) % n/m 3.57 % n/m (n/m) - Not meaningful (1) Non-GAAP financial measure. See the "Non-GAAP Financial Measures" section.

12 Balance Sheet - Debt Securities Portfolio Total Securities Yield 4.0 Year Duration 4.08% Yield (Q4.24) Municipals, 11% MBS, 25% CLO, 4% CMO, 51% Corporate, 9% $1.33 billion 2.36% 2.46% 2.46% 2.37% 4.08% 4Q23 1Q24 2Q24 3Q24 4Q24 Portfolio Mix

13 Income Statement % Change 4Q24 vs. $ millions 4Q24 3Q24 4Q23 3Q24 4Q23 Net interest income $48.9 $37.5 $32.6 30% 50 % Noninterest income 10.8 (130.4) 3.9 (108) % 177 % Total revenue 59.7 (92.9) 36.5 (164) % 64 % Noninterest expense 37.4 35.8 32.1 4% 17 % Pre-tax pre-provision net revenue(1) $22.3 $(128.7) $4.4 (117) % 407 % Credit loss expense $1.3 $1.5 $1.8 (13) % (28) % Income tax expense (benefit) $4.8 $(34.5) $(0.2) (114) % n/m Net income (loss) $16.3 $(95.7) $2.7 (117) % 504 % Adjusted earnings(1) $16.1 $9.1 $7.3 77% 121% 4Q24 3Q24 4Q23 vs. 3Q24 vs. 4Q23 Net interest margin(1) 3.43% 2.51% 2.22% 92 bps 121 bps Efficiency ratio(1) 59.06% 70.32% 70.16 % n/m n/m Diluted EPS $0.78 $(6.05) $0.17 (113) % 359 % Adjusted EPS(1) $0.77 $0.58 $0.46 33% 67% (n/m) - Not meaningful (1) Non-GAAP Measure. See the "Non-GAAP Financial Measures" section.

14 Non-GAAP Financial Measures

15 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Total shareholders' equity $ 524,378 $ 562,238 $ 559,696 Intangible assets, net (86,546) (96,257) (94,807) Tangible common equity $ 437,832 $ 465,981 $ 464,889 Total assets $ 6,427,540 $ 6,552,482 $ 6,236,329 Intangible assets, net (86,546) (96,257) (94,807) Tangible assets $ 6,340,994 $ 6,456,225 $ 6,141,522 Book value per share $ 33.41 $ 27.06 $ 26.94 Tangible book value per share (1) $ 27.90 $ 22.43 $ 22.37 Shares outstanding 15,694,306 20,774,919 20,777,485 Tangible common equity ratio (2) 6.90% 7.22% 7.57% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Loan interest income, including fees $ 54,093 $ 62,521 $ 62,458 Tax equivalent adjustment (1) 846 951 985 Tax equivalent loan interest income $ 54,939 $ 63,472 $ 63,443 Yield on loans, tax equivalent (2) 5.34% 5.86% 5.86 % Average Loans $ 4,080,243 $ 4,311,693 $ 4,307,583 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

16 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Total noninterest expense $ 32,131 $ 35,798 $ 37,372 Amortization of intangibles (1,441) (1,470) (1,449) Merger-related expenses (245) (133) (31) Noninterest expense used for efficiency ratio $ 30,445 $ 34,195 $ 35,892 Net interest income, tax equivalent (1) $ 33,833 $ 38,837 $ 50,091 Noninterest income (loss) 3,862 (130,388) 10,837 Investment securities gains (losses), net (5,696) (140,182) 161 Net revenues used for efficiency ratio $ 43,391 $ 48,631 $ 60,767 Efficiency ratio 70.16% 70.32% 59.06% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities (losses) gains. Pre-tax Pre-provision Net Revenue For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net interest income $ 32,559 $ 37,521 $ 48,938 Noninterest income (loss) 3,862 (130,388) 10,837 Noninterest expense (32,131) (35,798) (37,372) Pre-tax Pre-provision Net Revenue $ 4,290 $ (128,665) $ 22,403

17 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net income (loss) $ 2,730 $ (95,707) $ 16,330 Intangible amortization, net of tax (1) 1,081 1,090 1,075 Tangible net income (loss) $ 3,811 $ (94,617) $ 17,405 Average shareholders' equity $ 511,236 $ 551,414 $ 563,416 Average intangible assets, net (87,258) (96,706) (95,498) Average tangible equity $ 423,978 $ 454,708 $ 467,918 Return on average equity 2.12% (69.05) % 11.53 % Return on average tangible equity (2) 3.57% (82.78) % 14.80% (1) The income tax rate utilized was the blended marginal tax rate. (2) Annualized tangible net income (loss) divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net interest Income $ 32,559 $ 37,521 $ 48,938 Tax equivalent adjustments: Loans (1) 846 951 985 Securities (1) 428 365 168 Net Interest Income, tax equivalent $ 33,833 $ 38,837 $ 50,091 Average interest earning assets $ 6,035,122 $ 6,167,525 $ 5,807,386 Net interest margin, tax equivalent (2) 2.22% 2.51% 3.43% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

18 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Earnings Per Share For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net income (loss) $ 2,730 $ (95,707) $ 16,330 Less: Investment securities gains (losses), net of tax(1) (4,272) (103,988) 119 Less: Mortgage servicing rights gain (loss), net of tax(1) (79) (761) 122 Plus: Merger-related expenses, net of tax(1) 184 99 23 Adjusted earnings $ 7,265 $ 9,141 $ 16,112 Weighted average diluted common shares outstanding 15,756,082 15,829,032 20,851,094 Earnings (loss) per common share - diluted $0.17 $(6.05) $0.78 Adjusted earnings per common share(2) $0.46 $0.58 $0.77 (1) The income tax rate utilized was the blended marginal tax rate. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.